INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

11. INCOME TAXES

Income before income taxes consisted of:

MILLIONS	2012	2011	2010
United States	$594.8	$440.0	$497.5
International	417.8	239.6	250.2
Total	$1,012.6	$679.6	$747.7

The provision for income taxes consisted of:

MILLIONS	2012	2011	2010
Federal and state	$141.3	$104.9	$173.5
International	173.2	69.7	74.2
Total current	314.5	174.6	247.7
Federal and state	31.7	25.2	(26.3)
International	(34.9)	16.5	(4.8)
Total deferred	(3.2)	41.7	(31.1)
Provision for income taxes	$311.3	$216.3	$216.6

The company’s overall net deferred tax assets and deferred tax liabilities were comprised of the following:

DECEMBER 31 (MILLIONS)	2012	2011
Deferred tax assets
Other accrued liabilities	$136.1	$112.4
Loss carryforwards	110.4	112.0
Share-based compensation	71.6	82.5
Pension and other comprehensive income	337.8	346.3
Foreign tax credits	47.6	44.7
Debt fair value adjustment	—	79.4
Other, net	138.9	120.4
Valuation allowance	(86.8)	(73.1)
Total	755.6	824.6
Deferred tax liabilities
Property, plant and equipment basis differences	246.8	289.6
Intangible assets	1,331.4	1,412.1
Unremitted foreign earnings	68.3	98.0
Other, net	30.5	60.9
Total	1,677.0	1,860.6
Net deferred tax liabilities balance	$(921.4)	$(1,036.0)

As of December 31, 2012 the company has tax effected federal, state and international net operating loss carryforwards of approximately $1 million, $14 million and $95 million, respectively, which will be available to offset future taxable income. The state loss carryforwards expire from 2013 to 2032. For the international loss carryforwards, $46 million expire from 2014 to 2022 and $49 million have no expiration.

The company has recorded an $87 million valuation allowance on certain deferred tax assets based on management’s determination that it is more likely than not that the tax benefits will not be utilized. The company’s U.S. foreign tax credit carryforward of $48 million has a ten-year carryforward period and will expire between 2018 and 2023 if not utilized.

A reconciliation of the statutory U.S. federal income tax rate to the company’s effective income tax rate is as follows:

	2012	2011	2010
Statutory U.S. rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	1.1	2.0	1.9
Foreign operations	(3.0)	(3.2)	(4.5)
Domestic manufacturing deduction	(2.6)	(2.9)	(2.0)
Change in valuation allowance	—	1.2	—
Nondeductible deal costs	0.5	0.8	—
Audit settlements and refunds	0.1	(0.5)	(1.3)
Other, net	(0.4)	(0.6)	(0.1)
Effective income tax rate	30.7%	31.8%	29.0%

As of December 31, 2012 and 2011, the company has recorded a deferred tax liability of $68 million and $98 million, respectively, on legacy Nalco foreign earnings that the company intends to repatriate. This deferred tax liability originated based on purchase accounting decisions made in connection with the Nalco merger and was the result of an extensive study required to calculate the impact at the purchase date.

U.S. deferred income taxes are not provided on certain other unremitted foreign earnings that are considered permanently reinvested which as of December 31, 2012 and 2011 were approximately $1.4 billion and $1.2 billion, respectively. These earnings are considered to be reinvested indefinitely or available for distribution with foreign tax credits available to offset the amount of applicable income tax and foreign withholding taxes that might be payable on earnings. It is impractical to determine the amount of incremental taxes on an ongoing basis that might arise if all undistributed earnings were distributed.

The company files income tax returns in the U.S. federal jurisdiction and various U.S. state and international jurisdictions. With few exceptions, the company is no longer subject to state and foreign income tax examinations by tax authorities for years before 2005. The Internal Revenue Service (IRS) has completed examinations of the company’s U.S. federal income tax returns through 2004. The legacy Ecolab U.S. income tax returns for the years 2009 and 2010 are currently under audit. The legacy Nalco U.S. income tax returns for the years 2005 through 2010 are currently under audit. In addition to the U.S. federal examination, there is limited audit activity in several U.S. state and foreign jurisdictions. The company anticipates changes to its uncertain tax positions due to closing of various audit years mentioned above. The company believes these changes could result in a decrease in the company’s gross liability for unrecognized tax benefits of up to $13 million during the next twelve months. Decreases in the company’s gross liability could result in offsets to other balance sheet accounts, cash payments, and/or adjustments to tax expense. The occurrence of these events and/ or other events not included above within the next twelve months could change depending on a variety of factors and result in amounts different from above.

During 2012, the company recognized a net discrete tax benefit of $9.2 million. The net benefit in 2012 is based largely on benefits related to remeasurement of certain deferred tax assets and liabilities resulting from changing tax jurisdictions, recognizing adjustments from filing the company’s 2011 U.S. federal tax return as well as a release of a valuation allowance related to a capital loss carryforward. Discrete benefits were partially offset by the remeasurement of certain deferred tax assets and liabilities resulting from changes in local country tax rates, state and foreign country audit settlements and adjustments.

During 2011, the company recognized a net discrete tax expense of $7.4 million. The net expense in 2011 is largely made up of favorable settlements and adjustments related to prior year returns and reserves which were more than offset by the impact of a charge related to the realizability of foreign net operating loss carryforwards as well as a change in the blended state tax rate. The settlements are related to the company’s 1999 through 2001 and 2007 through 2008 U.S. income tax returns and various state and other international returns.

During 2010, the company recognized a net discrete tax benefit of $8.0 million. The net discrete tax benefit in 2010 primarily included recognizing favorable settlements related to the company’s 2002 through 2004 U.S. Federal IRS appeals case, a favorable settlement of an income tax audit in Germany for the years 2003 through 2006 and adjustments related to prior year tax reserves. These benefits were partially offset by a $5 million charge due to the passage of the U.S. Patient Protection and Affordable Care Law which changes the tax deductibility related to federal subsidies and resulted in a reduction of the value of the company’s deferred tax assets related to the subsidies, as well as the negative impact of international tax costs from optimizing the company’s business structure.

A reconciliation of the beginning and ending amount of gross liability for unrecognized tax benefits is as follows:

MILLIONS	2012	2011	2010

Balance at beginning of year	$89.5	$66.2	$116.7
Additions based on tax positions related to the current year	7.5	7.3	10.4
Additions for tax positions of prior years	5.0	1.4	0.2
Reductions for tax positions of prior years	(3.4)	(27.0)	(9.1)
Reductions for tax positions due to statute of limitations	(0.8)	(0.8)	(6.8)
Settlements	(8.0)	(8.0)	(44.6)
Assumed in connection with the Nalco merger	7.8	50.1	—
Foreign currency translation	(4.5)	0.3	(0.6)
Balance at end of year	$93.1	$89.5	$66.2

Included in the gross liability for unrecognized tax benefits balance at December 31, 2012 is $91 million of tax positions that, depending on the ultimate resolution, could impact the annual effective tax rate in future periods.

The company recognizes both penalties and accrued interest related to unrecognized tax benefits in the company’s provision for income taxes. During the year ended December 31, 2012 the company accrued approximately $3 million in interest. The company had approximately $11 million and $6 million of interest and penalties accrued at December 31, 2012 and 2011, respectively.